Supplement to the
Chemicals Portfolio
April 29, 2023
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
David Wagner (Co-Portfolio Manager) has managed the fund since 2019.
Emma Baumgartner (Co-Portfolio Manager) has managed the fund since 2023.
CHE-SUSTK-0723-101 1.9880372.101	July 31, 2023